Stock-based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments
STOCK-BASED COMPENSATION
Overview
CST did not have any stock compensation plans prior to adoption of the 2013 CST Brands, Inc. Omnibus Stock Incentive Plan. Instead, our eligible employees participated in Valero’s 2011 Omnibus Stock Incentive Plan (the “OSIP”), which authorized the grant of stock and stock-based awards. Awards available under the OSIP included options to purchase shares of common stock of Valero and restricted stock that vests over a period determined by Valero’s compensation committee. Prior to the approval of the OSIP by Valero’s stockholders, most of the equity awards granted to our employees were made under Valero’s 2005 Omnibus Stock Incentive Plan and 2003 Employee Stock Incentive Plan.
Up to the completion of the separation and the distribution described in Note 1, our employees participated in Valero’s stock-based compensation plans. No stock-based awards of CST were issued in exchange for either vested or non-vested Valero stock-based awards held by our employees prior to the separation. Valero charges us for the estimated fair value of stock-based awards related to our employees as that expense is recognized by Valero.
Total stock-based compensation expense charged to us was as follows (in millions):

	Year Ended December 31,
	2012	2011	2010
Stock-based compensation expense	$2	$3	$2

As of December 31, 2012, Valero had $2 million of unrecognized stock-based compensation cost that it expected to charge to us over the remaining vesting period (approximately two years). However, Valero accelerated the vesting of restricted stock awards held by our employees on or prior to the record date. As a result, we were charged for the remaining unrecognized stock-based compensation related to those awards at that time.
Performance shares held by CST employees were forfeited pursuant to the provisions in the performance share agreements between Valero and the affected employees. With respect to stock options to purchase Valero stock held by CST employees, Valero has adjusted the exercise prices and the number of shares subject thereto to reflect the impact of the distribution, as more particularly set forth in the Employee Matters Agreement. Any future expense related to these options will be recorded by Valero.
Summary of Valero’s Stock-Based Compensation Plans
Stock Options
Under the terms of Valero’s various stock-based compensation plans, the exercise price of options granted is not less than the fair market value of Valero’s common stock on the date of grant. Stock options become exercisable pursuant to the individual written agreements between the participants and Valero, usually in three or five equal annual installments beginning one year after the date of grant, with unexercised options generally expiring seven or ten years from the date of grant.
The fair value of stock options granted during 2012 was estimated using the Monte Carlo simulation model, as these options contain both a service condition and a market condition in order to be exercised. Prior to 2012, the fair value of stock options were valued at the date of grant using the Black-Scholes option pricing model. Compensation cost is recognized on a straight-line basis, net of estimated forfeitures, over the requisite service period.